Exhibit 10.16

       Schedule to Form of First Amended and Restated Management Agreement

Project                      Management Firm           Leasehold Tenant                       Lessor
Akron, Ohio                  Balanced Care at Akron,   Elder Care Operators of Akron, LLC     Nationwide Health Properties,
                             Inc.                                                             Inc.

Bristol, Tennessee           Balanced Care at          Elder Care Operators of Bristol, LLC   Nationwide Health Properties,
                             Bristol, Inc.                                                    Inc.

Hilliard, Ohio               Balanced Care at          Elder Care Operators of Hilliard, LLC  Nationwide Health Properties,
                             Hilliard, Inc.                                                   Inc.

Lakemont Farms,              Balanced Care at          Elder Care Operators of Lakemont       MLD Delaware Trust
Pennsylvania                 Lakemont Farms, Inc.      Farms, LLC

Murfreesboro, Tennessee      Balanced Care at          Elder Care Operators of                Nationwide Health Properties,
                             Murfreesboro, Inc.        Murfreesboro, LLC                      Inc.

York, Pennsylvania           Balanced Care at          Elder Care Operators of York, LLC      MLD Delaware Trust
                             York, Inc.


Project                      Property                        Type of Lessor Entity
Akron, Ohio                  Summit County, Ohio             A Maryland corporation


Bristol, Tennessee           Sullivan County, Tennessee      A Maryland corporation


Hilliard, Ohio               Franklin County, Ohio           A Maryland corporation


Lakemont Farms,              Allegheny County, Pennsylvania  A Delaware Business Trust
Pennsylvania

Murfreesboro, Tennessee      Rutherford County, Tennessee    A Maryland corporation


York, Pennsylvania           York County, Pennsylvania       A Delaware Business Trust
